EXHIBIT 1

                            PROPERTY OPTION AGREEMENT

THIS made and entered into as of the 30th day of June, 2004.


BETWEEN:

                  MINQUEST INC., a company having a mailing address at 4235 Christy Way, Reno,Nevada 89509, U.S.A ;

                  (herein  "Optionor ")

                                                               OF THE FIRST PART

AND:
                  AMERICAN GOLDFIELDS INC., a company having an office at #200 - 4170 Still Creek Dr, Burnaby, B.C. Canada, V5C 6C6;



                  (herein  "Optionee ")

                                                              OF THE SECOND PART



WHEREAS the Optionor has represented that it is the sole recorded and beneficial owner in and to the Imperial Property (the "Property") described in Schedule "A" attached hereto;

AND WHEREAS the Optionor, subject to the Net Smelter Royalty reserved to the Optionor, now wishes to grant to the Optionee the exclusive right and option to acquire an undivided 100% right, title and interest in and to the Property on the terms and conditions hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises, the mutual covenants herein set forth and the sum of One Dollar ($1.00) of lawful money of U.S. currency now paid by the Optionee to the Optionor (the receipt whereof is hereby acknowledged), the Parties hereto do hereby mutually covenant and agree as follows:

1.       Definitions


         The following words, phrases and expressions shall have the following meanings:

(a) "After Acquired Properties" means any and all mineral interests staked, located, granted or acquired by or on behalf of either of the parties hereto during the currency of this Agreement which are located, in whole or in part, within one mile of the perimeter of the Property;

(b) "Work Commitment" includes all direct or indirect expenses [net of government incentives and net of payments to the Optionor pursuant to paragraph 4 hereof] of or incidental to Mining Operations. The certificate of the Controller or other financial officer of the Optionor, together with a statement of expenditures in reasonable detail shall be prima facie evidence of such expenditures. In the event the commitment is not met on any year, the balance will be due in cash and or free trading stock paid to the Optionor. Any and all excess amounts expended in one year may offset commitments to future commitments;

(c) "Facilities" means all mines and plants, including without limitation, all pits, shafts, adits, haulageways, raises and other underground workings, and all buildings, plants, facilities, and other structures, fixtures, and improvements, and all other property, whether fixed or moveable, as the same may exist at any time in, or on the Property and relating to the operator of the Property as a mine or outside the Property if for the exclusive benefit of the Property only.

(d) "Force Majeure" means an event beyond the reasonable control of the Optionee that prevents or delays it from conducting the activities contemplated by this Agreement other than the making of payments referred to in Section 4 herein. Such events shall include but not be limited to acts of God, war, insurrection, and inclement weather conditions. Any action or inaction of governmental agencies, inability to obtain any environmental, operating or other permits or approvals, authorizations or consents within 18 months of application assuming continual persistance by the Optionee shall also constitute grounds for Force Majeure;

(e) "Mineral Products" means the commercial end products derived from operating the Property as a mine;

(f)      "Mining  Operations"  includes:

         (i) every kind of work done on or with respect to the Property by or under the direction of the Optionee during the Option Period or pursuant to an approved Work Program except expansion of the property boundaries; and

         (ii) without limiting the generality of the foregoing, includes all work capable of receiving assessment credits pursuant to The Mines and Minerals Act of Nevada and the work of assessment, geophysical, geochemical and geological surveys, studies and mapping, investigating, drilling, designing, examining equipping, improving, surveying, shaft sinking, raising, cross-cutting and drifting, searching for, digging, trucking, sampling, working and procuring minerals, ores and metals, in surveying and bringing any mineral claims to lease or patent, in doing all other work usually considered to be prospecting, exploration, development, a feasibility study, mining work, milling, concentration, bonification or ores and concentrates, as well as the separation and extraction of mineral products;

(g) "Net Smelter Royalty" means that Net Smelter Royalty as defined in Schedule "B" attached hereto ("NSR");

(h) "Option" means the option granted by the Optionor to the Optionee to acquire, subject to the NSR reserved to the Optionor, an undivided 100% right, title and interest in and to the Property as more particularly set forth in Section 4.

(i) "Option Period" means the period from the date hereof to the date at which the Optionee has performed its obligations to acquire its 100% interest in the Property as set out in Section 4 hereof, which ever shall be the lesser period;

(j)      "Property" means the mineral claims described in Schedule "A";

(k) "Work Program" means, a program of work reasonably acceptable to both parties in respect of a particular Property, contained in a written document setting out in reasonable detail:

         (i) an outline of the Mining Operations proposed to be undertaken and conducted on the Property, specifically stating the period of time during which the work contemplated by the proposed program is to be done and performed;

         (ii)     the  estimated  cost of such  Mining  Operations  including  a
                  proposed   budget   providing  for   estimated   monthly  cash
                  requirements in advance and giving reasonable details;

         (iii) the total estimated cash costs shall be put in escrow each month to cover expenses of Optionor, including but not restricted to cost of initial expansion of claim position by location and filing at an estimated cost of US$5,000 per year: and

         (iv)     the  identity  and   credentials  of  the  person  or  persons
                  undertaking the Mining Operations so proposed if not the Optionor.

                  reasonably acceptable to both parties hereto.
2.       Headings

         Any heading, caption or index hereto shall not be used in any way in construing or interpreting any provision hereof.

3.       Singular, Plural

         Whenever the singular or masculine or neuter is used in this Agreement, the same shall be construed as meaning plural or feminine or body politic or corporate or vice versa, as the context so requires.

4.       Option

         The Optionor hereby grants to the Optionee the sole exclusive right and option (the "Option") to earn a 100% interest in the Property exercisable as follows:

(a) the Optionee paying the sum of $60,000 US to the Optionor by way of cash upon signing.

(b)      on or before July 1, 2005:

         (i) the Optionee makes a work commitment of $75,000 on the Property;

         (ii)     and the Optionee  paying  $20,000 to the  Optionor;

(c)      on or before July 1, 2006:

         (i) the Optionee makes a work commitment of $100,000 on the Property in addition to the expenditure referred to in clauses
                  (b)(i) hereof;

         (ii)     and the Optionee paying $20,000 to the Optionor;

(d)      on or before July 1, 2007:

         (i) the Optionee makes a work commitment of $100,000 on the Property in addition to the expenditure referred to in clauses
                  (b)(i) and (c)(i) hereof;

         (ii)     and the Optionee paying $20,000 to the Optionor;

(e)      on or before July 1, 2008

         (i) the Optionee makes a work commitment of $100,000 on the Property in addition to the expenditures referred to in clauses (b)(i), (c)(i) and (d)(i)

         (ii)     and the Optionee paying $20,000 to the Optionor;

(f)      on or before July 1 ,2009

         (i) the Optionee makes a work commitment of $125,000 on the Property in addition to the expenditures referred to in clauses (b)(i),(c)(i),(d)(i) and (e)(i).

following which the Optionee shall be deemed to have exercised the Option (the "Exercise Date") and shall be entitled to an undivided 100% right, title and interest in and to the Property with the full right and authority to equip the Property for production and operate the Property as a mine subject to the rights of the Optionor to receive the NSR.

5.       Transfer of Title

         Upon completion of all work commitments and property payments by Optionee the Optionor will deliver or cause to be delivered to the Optionee's solicitors a duly executed transfer of Property in favour of the Optionee (the "Optionee Transfer") to be held in trust by said solicitors subject to the terms and conditions of this Agreement. The Optionee shall be entitled to record the Optionee Transfer with the appropriate government offices to effect transfer of legal title of the Property into its own name upon the full and complete exercise of the Option by the Optionee. In the event the Optionee Transfer is recorded the Optionor shall be entitled to record notice of its NSR interest.

6.       Mining Operations during Option

         During the Option Period, the Optionor shall conduct the Mining Operations on the Property for and on behalf of the Optionee and shall invoice the Optionee in respect of the expenses of such Mining Operations from time to time and the prompt payment of such invoices when due shall constitute Expenditures by the Optionee as contemplated under Section 4 hereof.

7.       Assignment

         During the Option Term, no party shall sell, transfer, assign, mortgage, pledge or otherwise encumber its interest in this Agreement or its right or interest in the Property without the consent of the other parties, such consent to be not unreasonably withheld, provided that any party shall be permitted to assign this Agreement to an "affiliate", as that term is defined in THE COMPANY ACT (Nevada). It will be a condition of any assignment under this Agreement that such assignee shall agree in writing to be bound by the terms of this Agreement applicable to the assignor. In the event Optionee completes all obligations to acquire a 100% interest in the Property the Optionor will have the right to transfer, assign an or sell the NSR on the open market. 8. Termination

         This Agreement shall forthwith terminate in circumstances where:

(a) the Optionee fails to make the payments for or carry out the expenditures required in Section 4 of this Agreement on or before the dates set out herein provided that, in circumstances where the Optionee is prevented from carrying out any of the expenditures contemplated in
         Section 4 prior to the dates set out therein due to Force Majeure, then the Optionee shall forthwith give the Optionor written notice of the commencement and termination of the said Force Majeure and thereafter such dates shall be deemed to have been extended by the period of time during which the Force Majeure remains in effect; or

(b) the Optionee gives notice of termination to the Optionor which it shall be at liberty to do at any time after the execution of this Agreement. If and when the Optionee elects to terminate this agreement, at such time the property will be returned to the Optionor with at least 1 year assessment requirement credit.

9.       Representations, Warranties and Covenants of the Optionor

         The Optionor represents, warrants and covenants to and with the Optionee as follows:

(a) the Optionor is a company duly organized validly existing and in good standing under the laws of Nevada;

(b) the Optionor has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(c) neither the execution and delivery of this Agreement, nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated conflict with, result in the breach of or accelerate the performance required by, any agreement to which it is a party;

(d) the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto or of its constating documents;

(e) the Agreement constitutes a legal, valid and binding obligation of the Optionor;

(f) the Property is accurately described in Schedule "A", is in good standing under the laws of the jurisdiction in which it is located and is free and clear of all liens, charges and encumbrances;

(g) the Optionor is the sole recorded and beneficial owner of the Property and has the exclusive right to enter into this Agreement and all necessary authority to transfer its interest in the Property in accordance with the terms of this Agreement;

(h) no person, firm or corporation has any proprietary or possessory interest in the Property other than the Optionor, and no person, firm or corporation is entitled to any royalty or other payment in the nature of rent or royalty on any minerals, ores, metals or concentrates or any other such products removed from the Property other than the government of the state of Nevada pursuant to statute;

(i) upon request by the Optionee, the Optionor shall deliver or cause to be delivered to the Optionee copies of all available maps and other documents and data in its possession respecting the Property; and

(j) subject to performance by the Optionee of its obligations under Section 4, during the Option Period, the Optionor will keep the Property in good standing, free and clear of all liens, charges and encumbrances, will carry out all Mining Operations on the Property in a miner-like fashion, will obtain all necessary licenses and permits as shall be necessary and will, file all applicable work up to the legal limits as assessment work under THE MINES AND MINERALS ACT (Nevada).

10.      Representations, Warranties and Covenants of the Optionee

         The Optionee represents, warrants and covenants to and with the Optionor that:

(a) the Optionee is a company duly organized validly existing and in good standing under the laws of Nevada;

(b) the Optionee has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(c) neither the execution and delivery of this Agreement, nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated conflict with, result in the breach of or accelerate the performance required by, any agreement to which it is a party;

(d) the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto or of its constating documents;

(e) this Agreement constitutes a legal, valid and binding obligation of the Optionee; and

11.      Indemnity and Survival of Representations

         The representations and warranties hereinbefore set out are conditions on which the parties have relied in entering into this Agreement and shall survive the acquisition of any interest in the Property by the Optionee and each of the parties will indemnify and save the other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by them and contained in this Agreement.

         The Optionor agrees to indemnify and save harmless the Optionee from any liability to which it may be subject arising from any Mining Operations carried out by the Optionor or at is direction on the Property. The Optionee agrees to indemnify and save harmless the Optionor from any liability to which it may be subject arising from any Mining Operations carried out by the Optionee or at its direction on the Property.

12.      Confidentiality

         The parties hereto agree to hold in confidence all information obtained in confidence in respect of the Property or otherwise in connection with this Agreement other than in circumstances where a party has an obligation to disclose such information in accordance with applicable securities legislation, in which case such disclosure shall only be made after consultation with the other party.

13.      Notice

         All notices, consents, demands and requests (in this Section 13 called the "Communication") required or permitted to be given under this Agreement shall be in writing and may be delivered personally sent by telegram, by telex or telecopier or other electronic means or may be forwarded by first class prepaid registered mail to the parties at their addresses first above written. Any Communication delivered personally or sent by telegram, telex or telecopier or other electronic means shall be deemed to have been given and received on the second business day next following the date of sending. Any Communication mailed as aforesaid shall be deemed to have been given and received on the fifth business day following the date it is posted, addressed to the parties at their addresses first above written or to such other address or addresses as either party may from time to time specify by notice to the other; provided, however, that if there shall be a mail strike, slowdown or other labour dispute which might affect delivery of the Communication by mail, then the Communication shall be effective only if actually delivered.

14.      Further Assurances

         Each of the parties to this Agreement shall from time to time and at all times do all such further acts and execute and deliver all further deeds and documents as shall be reasonably required in order fully to perform and carry out the terms of this Agreement.

15.      Entire Agreement

         The parties hereto acknowledge that they have expressed herein the entire understanding and obligation of this Agreement and it is expressly understood and agreed that no implied covenant, condition, term or reservation, shall be read into this Agreement relating to or concerning any matter or operation provided for herein.

16.      Proper Law and Arbitration

         This Agreement will be governed by and construed in accordance with the laws of the State of Nevada and the laws of the United States of America applicable therein. The parties hereto hereby irrevocably attorn to the jurisdiction of the Courts of Nevada. All disputes arising out of or in connection with this Agreement, or in respect of any defined legal relationship associated therewith or derived therefrom, shall be referred to and finally resolved by a sole arbitrator by arbitration under the rules of THE ARBITRATION ACT of Nevada.

17.      Enurement

         This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

18.      After Acquired Properties

(i) The parties covenant and agree, each with the other, that any and all After Acquired Properties shall be subject to the terms and conditions of this Agreement and shall be added to and deemed, for the purposes hereof, to be included in the Property. Any costs incurred by the Optionor in staking, locating, recording or otherwise acquiring any "After Acquired Properties" will be deemed to Mining Operations for which the Optionor will be entitled to reimbursements as part of the Expenditures payable by the Optionee hereunder.

(ii) Any additional claims staked within a 1 mile radius (1.6 km.) of the property boundaries by the Optionor shall form part of this agreement. As per 1k(iii), the Optionee will escrow $5,000 US for the costs of staking additional claims undertaken by the Optionor at the request of the Optionee.

19.      Default

         Notwithstanding anything in this Agreement to the contrary if any party (a "Defaulting Party") is in default of any requirement (other than as set forth in Section 4) herein set forth the party affected by such default shall give written notice to the Defaulting Party specifying the default and the Defaulting Party shall not lose any rights under this Agreement, unless thirty (30) days after the giving of notice of default by the affected party the Defaulting Party has failed to take reasonable steps to cure the default by the appropriate performance and if the Defaulting Party fails within such period to take reasonable steps to cure any such default, the affected party shall be entitled to seek any remedy it may have on account of such default including, without limiting, termination of this Agreement.

20.      Payment

         All references to monies hereunder shall be in U.S. funds. The Optionee shall escrow projected monthly costs into an account for the Expenditures. Escrow funds will be used to pay invoices delivered by the Optionor which for the purposes of this agreement shall constitute prompt and due payment.

21.      Option Only

         This is an option only and except as herein specifically provided otherwise, nothing herein contained shall be construed as obligating the Optionee to do any acts or make any payments hereunder, and any act or acts or payment or payments as shall be made hereunder shall not be construed as obligating the Optionee to do any further act or make any further payment or payments.

22.      Revisionary Rights

         Optionor retains reversionary rights to all property within the boundary of the Area of Interest as long as Optionee, its subsidiaries or assigns holds title. At such time in the future that Optionee, its subsidiaries or assigns decides any and all property held by Optionee within the referenced Area of Interest is unnecessary to the pursuit of an ore deposit, Optionee, its subsidiaries or assigns will offer said Property to Optionor, its subsidiaries or assigns at least 60 days prior to any fees, taxes, payments or other assessment being due and payable. Optionee, its subsidiaries or assigns will make available any and all data to Optionor to evaluate the potential or lack thereof of the offered property. Optionor will be obligated to accept in writing, by fax or verbally within 30 days of notification. At such time that Optionor accepts any part of a Property, Optionee, its subsidiaries or assigns will transfer any and all drill core, pulps, rejects, digital and other data available for the above referenced property.

23.      Supersedes Previous Agreements

         This Agreement supersedes and replaces all previous oral or written agreements, memoranda, correspondence or other communications between the parties hereto relating to the subject matter hereof.


IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the 30th day of June, 2004



            MINQUEST INC.


Per:     /s/ Richard Kern
         Authorized Signatory



          AMERICAN GOLDFIELDS INC.



PEr:     /s/ Donald Neal
         Authorized Signatory

                                   SCHEDULE A

         LIST OF IMPERIAL PROPERTY UNPATENTED CLAIMS, SECTIONS 34-36, T4S, R40E, MDB&M, ESMERALDA COUNTY, NEVADA



CLAIM NAME                                  BLM SERIAL NUMBER
------------------                          -----------------
Lida 1-10                                   838518-838527
Helen                                       833046
Helen 1-9                                   833047-833055
Imperial 20-21                              833056-833

                                   SCHEDULE B



"Net Smelter Return" shall mean the aggregate proceeds received by the Optionee from time to time from any smelter or other purchaser from the sale of any ores, concentrates, metals or any other material of commercial value produced by and from the Property after deducting from such proceeds the following charges only to the extent that they are not deducted by the smelter or other purchaser in computing the proceeds:

(a)      the cost of transportation of the ores, concentrates or metals from the
         Property  to  such  smelter  or  other  purchaser,   including  related
         insurance;

(b)      smelting and refining charges including penalties; and

The Optionee shall reserve and pay to the Optionor a NSR equal to three (3%) percent of Net Smelter Return.

Payment of NSR payable to the Optionor hereunder shall be made quarterly within thirty (30) days after the end of each calendar quarter during which the Optionee receives Net Smelter Returns. Within thirty (30) days after the end of each calendar quarter for which the NSR are payable to the Optionor, the records relating to the calculation of NSR for such year shall be audited by the Optionee and any adjustments in the payment of NSR to the Optionor shall be made forthwith after completion of the audit. All payments of NSR to the Optionor for a calendar year shall be deemed final and in full satisfaction of all obligations of the Optionee in respect thereof if such payments or the calculations thereof are not disputed by the Optionor within ninety (90) days after receipt by the Optionor of the same audited statement. The Optionee shall maintain accurate records relevant to the determination of NSR and the Optionor, or its authorized agent, shall be permitted the right to examine such records at all reasonable times.